                        ANNUAL REPORT / DECEMBER 31 1999


                                 AIM INCOME FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                       THE BOAT AT GIVERNY BY CLAUDE MONET

          IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A

            SMALL BOAT OVER A TRANQUIL BODY OF WATER. SIMILARLY, AIM

         INCOME FUND RELIES PRIMARILY ON THREE ASSET CLASSES--DOMESTIC

          INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS AND FOREIGN BONDS--

                   TO STEER IT TO ITS FINANCIAL DESTINATION.

                      ------------------------------------

AIM Income Fund is for shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. government obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distribution of $0.552 per Class A share, and $0.486 per Class B and Class C share.
o The 30-day yield is calculated using a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to- maturity or yield-to-call of its holdings, net of all expenses and annualized.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds. These bonds have a greater risk of price fluctuation and loss of principal than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index generally considered representative of intermediate-and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                                 AIM INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
 the Board of       opened on January 1, 1999, would have seen a market
    THE FUND        dominated by large-capitalization stocks and high-quality
  APPEARS HERE]     bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      ------------------------------------




                                 AIM INCOME FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW

FUND CONTENDS WITH DIFFICULT
BOND MARKET

1999 WAS THE WORST YEAR FOR BONDS SINCE 1994. HOW DID AIM INCOME FUND PERFORM? Despite a dismal bond market stemming from rising interest rates, the fund continued to offer solid monthly income. As of December 31, 1999, the fund's 30-day distribution rates at net asset value were 7.27%, 6.41% and 6.42% for Class A, Class B and Class C shares, respectively. The fund's 30-day SEC yields at maximum offering price were 7.18% for Class A shares and 6.78% for both Class B and Class C shares. By comparison, the yield of the 30-year Treasury bond was 6.48%.
    Rising interest rates negatively affected most bond-market sectors, and this trend detracted from the fund's total returns. Excluding sales charges, total returns for Class A, Class B and Class C shares for the fiscal year ended December 31, 1999, were -2.92%, -3.72% and -3.71%, respectively. However, the fund's long-term performance remains solid as shown on the chart on page 4.

WHAT WERE THE KEY TRENDS IN THE DOMESTIC INVESTMENT-GRADE BOND MARKET?
The weakness in the bond market stemmed from investor concerns that strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation at bay. Ultimately, in three separate moves, the central bank raised the key federal funds rate from 4.75% to 5.50%. The bond market was also rattled by Y2K concerns, which largely proved to be unfounded, and the decline in value of the U.S. dollar against the Japanese yen.
    For much of the year, an overabundance of new issues hurt the performance of investment-grade corporate bonds. Companies rushed to issue new bonds before Y2K concerns became more pronounced toward the end of 1999. This oversupply was generally met by weak demand until the fourth quarter of the fiscal year, when rising yields made corporate bonds more attractive to investors. Corporate bonds rallied, posting only modest losses for the year.
    U.S. Treasury issues, on the other hand, endured their worst 12-month performance in 22 years. The weakness in the Treasury market was reflected in the yield of the benchmark 30-year Treasury bond, which rose from 5.09% at the beginning of the fiscal year to 6.48% at its conclusion. At the end of the reporting period, Treasury yields were at their highest levels in more than two years. And because of rising Treasury yields, the yield spread between Treasuries and investment-grade corporate bonds, while contracting toward the end of the year, remained wide from a historical perspective.

HOW DID HIGH-YIELD BONDS PERFORM?
High-yield bonds were the second-best performing bond sector. After being in the doldrums for much of the reporting period, high-yield bonds rallied in the fourth quarter of 1999, posting modest gains for the year. Unlike other types of bonds, high-yield securities tend to benefit from a vibrant economy. The issuers of high-yield bonds are generally better able to meet their debt obligations when the economy and corporate profits are strong. Because the value of high-yield bonds is largely dependent on the ability of their issuers to meet their debt obligations, these securities tend to be less sensitive to interest-rate fluctuations.

HOW DID FOREIGN BONDS FARE?
Although the U.S. dollar weakened against the Japanese yen, it remained strong against other major currencies, including the euro. The strength of the dollar against most

                      ------------------------------------

                          AFTER BEING IN THE DOLDRUMS

                       FOR MUCH OF THE REPORTING PERIOD,

                            HIGH-YIELD BONDS RALLIED

                         IN THE FOURTH QUARTER OF 1999

                              AND WOUND UP POSTING

                           MODEST GAINS FOR THE YEAR.

                      ------------------------------------

[GRAPHIC APPEARS HERE]


PORTFOLIO COMPOSITION

TOP FIVE BOND HOLDINGS

As of 12/31/99, based on total net assets
================================================================================
                                                  % OF NET
                              COUPON    MATURITY   ASSETS
--------------------------------------------------------------------------------
1. Time Warner, Inc.           9.15%    02/2023    1.51%
2. News America Holdings, Inc. 9.25     02/2013    1.16
3. Niagara Mohawk Power Corp.  8.50     07/2010    1.12
4. General Motors Corp.        8.80     03/2021    1.11
5. RSL Communications PLC      9.88     11/2009    1.08

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      ------------------------------------

                       IF ECONOMIC GROWTH MODERATES IN THE

                        NEAR TERM, INTEREST RATES COULD

                        LEVEL OFF, AND THAT COULD HAVE A

                      POSITIVE IMPACT ON THE BOND MARKET.

                      ------------------------------------

other currencies hurt returns for U.S. investors in foreign bonds. We continued to mitigate the effect of a strong dollar by selectively hedging our currency exposure.
    Even without taking currency factors into consideration, the performance of foreign bonds (except for emerging-markets debt) was lackluster for the year. Similar to domestic corporate bonds, foreign corporate bonds outperformed their government counterparts. Rising interest rates around the world had a negative impact on foreign as well as U.S. bonds.
    Two of the better-performing bond markets were Canada and the United Kingdom, and the fund benefited from its significant exposure to these markets. In the United Kingdom, the bond market got a boost from low inflation and a Bank of England that acted diligently to keep it in check. Bonds in the Euroland region performed poorly in the face of a strengthening economy before showing signs of recovering toward the end of the fiscal year as economic conditions moderated.

GIVEN THE WEAKNESS OF THE BOND MARKET, WHAT STRATEGIES DID YOU EMPLOY?
The market downturn allowed us to buy attractive bonds at reduced prices. Additionally, as a defensive measure, we reduced the fund's duration from 8.26 years to 6.01 years during the fiscal year. Over the same period, we lowered the fund's weighted average maturity from 14.12 years to 10.85 years. The fund had an average portfolio quality rating of BBB/Baa as measured by Standard & Poor's and Moody's, two widely known credit-rating agencies. These ratings are historical and are based on an analysis of the credit quality of the individual securities in the fund's portfolio.
    At the end of the reporting period, the fund's total assets were divided as follows: domestic investment-grade bonds, 50.40%; domestic high-yield bonds, 24.88%; foreign bonds, 17.50% and other assets, 7.22%. The fund's corporate holdings spanned a wide range of industries. We believe this diversified investment strategy can reduce risk and enhance potential returns.

WHAT IS YOUR OUTLOOK?
In the United States, the near-term outlook for bonds will likely depend largely on the strength of the economy. If the economy continues to grow at a blistering pace, it could have a negative impact on the bond market. On February 2, after the close of the fiscal year, the Fed raised the federal funds rate to 5.75% We expect the Fed to raise interest rates again in the months ahead to slow economic growth and forestall inflation. If economic growth moderates in the near term, interest rates could level off, which could have a positive impact on the bond market. And while past performance cannot guarantee comparable future results, the U.S. bond market has seldom had two dismal years in a row.
    Globally, there are encouraging signs. ~In Europe, for example, inflation remains subdued. The introduction of the euro in 11 countries has stimulated the development of the corporate bond market in Europe, giving the fund more potential investment options. And Asia appears to be well on the road to recovery from the economic crisis that had worldwide ramifications in 1997-98. However, the global acceleration in economic growth could lead to higher interest rates to keep inflation in check, which could affect bonds' total returns.
    Nevertheless, we will adhere to our strategy of primarily investing in domestic investment-grade, high-yield and foreign corporate bonds. Normally, these bonds tend to react differently to various economic and market conditions. Over the long term, we believe this investment approach has the potential to enhance income and returns while reducing risk.

[GRAPHIC APPEARS HERE]

[PIE CHART]

PERCENTAGE OF HOLDINGS

As of 12/31/99

================================================================================
Other 7.22%

Foreign Bonds, 17.50%
================================================================================

================================================================================
 Domestic                  Domestic
High-Yield             Investment-Grade
  Bonds                      Bonds

  24.88%                     50.40%
================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM INCOME FUND VS. BENCHMARK INDEX

12/31/89-12/31/99
(in thousands)
[HYPO CHART]

================================================================================
       AIM INCOME FUND,    LEHMAN AGGREGATE
        CLASS A SHARES        BOND INDEX
--------------------------------------------------------------------------------
12/89        9,524             10,000
12/90        9,871             10,896
12/91       11,649             12,640
12/92       12,497             13,575
12/93       14,419             14,899
12/94       13,317             14,464
12/95       16,349             17,136
12/96       17,752             17,759
12/97       19,868             19,473
12/98       20,851             21,165
12/99       20,241             20,991

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index over the period 12/31/89- 12/31/99. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and its include fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Aggregate Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

10 years                           7.31%

5 years                            7.68

1 year                            -7.55*

* -2.92% excluding sales charges

CLASS B SHARES

Inception (9/7/93)                 4.32%

5 years                            7.58

1 year                            -8.25*

* -3.72% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                 2.17%

1 year                            -4.62*

* -3.71% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For performance calculations and descriptions of the index cited on this page, please see the inside front cover.

                                 AIM INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
U.S. DOLLAR DENOMINATED
  CORPORATE BONDS & NOTES-75.54%

AIR FREIGHT-0.61%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05         $    3,970,000   $  4,089,100
---------------------------------------------------------------

AIRLINES-4.04%

Air 2 US-Series C, Equipment
  Trust Ctfs., 10.13%, 10/01/20
  (Acquired 10/28/99; Cost
  $3,750,000)(b)                       3,750,000      3,733,050
---------------------------------------------------------------
Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/19              1,810,000      1,592,800
---------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
  9.00%, 05/15/16                        500,000        517,210
---------------------------------------------------------------
  10.38%, 12/15/22                     5,000,000      5,875,750
---------------------------------------------------------------
Delta Air Lines, Inc., Equipment
  Trust Ctfs., 10.50%, 04/30/16        5,000,000      5,823,900
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Sub. Notes, 11.88%,
  05/15/09                             2,700,000      2,791,125
---------------------------------------------------------------
United Air Lines, Inc.,
  Deb., 9.75%, 08/15/21
  (Acquired 09/23/99; Cost
  $4,205,475)(b)                       3,750,000      4,107,525
---------------------------------------------------------------
  Series 95A2, Pass Through
  Ctfs., 9.56%, 10/19/18               2,325,000      2,483,867
---------------------------------------------------------------
                                                     26,925,227
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.72%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                     2,585,000      2,236,025
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                             2,640,000      2,574,000
---------------------------------------------------------------
                                                      4,810,025
---------------------------------------------------------------

AUTOMOBILES-1.11%

General Motors Corp., Putable
  Deb., 8.80%, 03/01/21                6,700,000      7,371,608
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.81%

Midland Bank PLC (United
  Kingdom), Yankee Sub. Notes,
  7.65%, 05/01/25                      1,870,000      1,865,549
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24          3,650,000      3,525,133
---------------------------------------------------------------
                                                      5,390,682
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.70%

First Union Corp., Putable Sub.
  Deb., 7.50%, 04/15/35                5,000,000      4,991,250
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE

BANKS (MONEY CENTER)-(CONTINUED)

Republic New York Corp.,
  Sub. Notes, 9.70%, 02/01/09     $    3,000,000   $  3,310,680
---------------------------------------------------------------
  Sub. Deb., 9.50%, 04/15/14           2,750,000      3,030,720
---------------------------------------------------------------
                                                     11,332,650
---------------------------------------------------------------

BANKS (REGIONAL)-1.40%

Mercantile Bancorp., Inc.,
  Unsec. Sub. Notes, 7.30%,
  06/15/07                             6,000,000      5,874,900
---------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Bonds, 8.88%, 03/15/27          3,800,000      3,466,295
---------------------------------------------------------------
                                                      9,341,195
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-5.59%

British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                      5,400,000      5,200,346
---------------------------------------------------------------
Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(c)                          5,000,000      2,956,250
---------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Notes, 8.50%, 05/01/27        3,000,000      3,185,160
---------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Deb.,
  7.63%, 02/15/18                      6,000,000      5,741,760
---------------------------------------------------------------
  7.63%, 07/15/18                      5,650,000      5,273,145
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(c)                          5,680,000      3,748,800
---------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Disc. Notes, 11.88%,
  10/15/07(c)                          4,100,000      2,757,250
---------------------------------------------------------------
Lenfest Communications, Inc.,
  Sr. Unsec. Sub. Notes, 8.25%,
  02/15/08                             5,000,000      5,025,000
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands), Sr. Disc.
  Notes, 13.38%, 11/01/09(c)(d)        6,000,000      3,390,000
---------------------------------------------------------------
                                                     37,277,711
---------------------------------------------------------------

BUILDING MATERIALS-0.48%

Blount Inc., Sr. Sub Notes,
  13.00%, 08/01/09(d)                  3,000,000      3,180,000
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.47%

Sterling Chemicals, Inc.-Series
  B, Sr. Gtd. Sec. Sub. Notes,
  12.38%, 07/15/06                     3,000,000      3,120,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.08%

Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07         1,325,000        510,125
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
COMMUNICATIONS EQUIPMENT-0.31%

Dialog Corp. PLC-Series A
  (United Kingdom), Sr. Sub.
  Yankee Notes, 11.00%, 11/15/07  $    1,500,000   $    727,500
---------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                     1,940,000      1,328,900
---------------------------------------------------------------
                                                      2,056,400
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.83%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03 (Acquired 04/20/98;
  Cost $2,000,000)(b)                  2,000,000      1,560,000
---------------------------------------------------------------
Lattice Semiconductor Corp.,
  Conv. Notes, 4.75%, 11/01/06
  (Acquired 12/03/99; Cost
  $4,140,000)(b)                       3,000,000      3,957,120
---------------------------------------------------------------
                                                      5,517,120
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.32%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08       2,025,000      2,111,062
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.55%

Equinix Inc., Sr. Notes, 13.00%,
  12/01/07(d)(e)                       3,540,000      3,672,750
---------------------------------------------------------------

CONSUMER FINANCE-1.94%

Capital One Financial Corp.,
  Unsec. Notes, 7.25%, 05/01/06        4,000,000      3,778,440
---------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes, 7.88%, 02/01/25       1,400,000      1,362,480
---------------------------------------------------------------
Countrywide Capital III-Series
  B, Gtd. Bonds, 8.05%, 06/15/27       2,650,000      2,440,571
---------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26               6,065,000      5,321,674
---------------------------------------------------------------
                                                     12,903,165
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.22%

Fleming Companies, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.63%, 07/31/07                     1,600,000      1,452,000
---------------------------------------------------------------

ELECTRIC COMPANIES-5.59%

Cleveland Electric Illuminating
  Co. (The)- Series D, Sr. Sec.
  Notes, 7.88%, 11/01/17               3,800,000      3,585,927
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02                 850,000        847,050
---------------------------------------------------------------
El Paso Electric Co.-Series E,
  Sec. First Mortgage Bonds,
  9.40%, 05/01/11                      4,600,000      4,873,378
---------------------------------------------------------------
Indiana Michigan Power
  Co.-Series F, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                             4,968,213      5,497,229
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
ELECTRIC COMPANIES-(CONTINUED)

Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%,
    05/15/06                      $    4,300,000   $  4,354,137
---------------------------------------------------------------
  Series H, Sr. Unsec. Disc.
  Notes, 8.50%, 07/01/10(c)           10,000,000      7,491,200
---------------------------------------------------------------
Southern Energy, Inc., Sr.
  Notes, 7.90%, 07/15/09
  (Acquired 07/21/99-12/03/99;
  Cost $5,978,820)(b)                  6,000,000      5,784,960
---------------------------------------------------------------
Western Resources, Inc., Sr.
  Unsec. Notes, 7.13%, 08/01/09        5,352,000      4,842,597
---------------------------------------------------------------
                                                     37,276,478
---------------------------------------------------------------

ENTERTAINMENT-2.33%

Time Warner Inc., Deb.,
  9.13%, 01/15/13                      5,000,000      5,492,350
---------------------------------------------------------------
  9.15%, 02/01/23                      9,000,000     10,049,040
---------------------------------------------------------------
                                                     15,541,390
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.26%

Heller Financial, Inc., Notes,
  7.38%, 11/01/09 (Acquired
  11/23/99; Cost $2,108,295)(b)        2,115,000      2,062,823
---------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12         1,130,000      1,230,840
---------------------------------------------------------------
Sumitomo Bank International
  Finance N.V. (Japan), Gtd.
  Sub. Notes, 8.50%, 06/15/09          4,350,000      4,429,383
---------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99;
  $655,145)(b)                           700,000        655,457
---------------------------------------------------------------
                                                      8,378,503
---------------------------------------------------------------

FOODS-1.63%

ConAgra, Inc., Sr. Unsec.
  Putable Notes, 7.13%, 10/01/26       6,100,000      5,910,961
---------------------------------------------------------------
Grand Metropolitan Investment,
  Gtd. Bonds, 7.45%, 04/15/35          5,000,000      4,959,500
---------------------------------------------------------------
                                                     10,870,461
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%

Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                             3,500,000      3,071,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.42%

Team Health, Inc., Sr. Sub.
  Notes, 12.00%, 03/15/09(d)           2,870,000      2,812,600
---------------------------------------------------------------

HOMEBUILDING-0.11%

D.R. Horton, Inc., Unsec. Gtd.
  Sub. Notes, 10.00%, 04/15/06           745,000        763,625
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
HOUSEHOLD FURNISHING &
  APPLIANCES-0.45%

O'Sullivan Industries Inc., Sr.
  Sub. Notes, 13.38%,
  10/15/09(d)(e)                  $    3,000,000   $  2,992,500
---------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.40%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24        2,500,000      2,654,300
---------------------------------------------------------------

HOUSEWARES-0.30%

Decora Industries, Inc.-Series
  B, Sr. Sec. Gtd. Notes,
  11.00%, 05/01/05                     2,500,000      2,012,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.68%

Americo Life, Inc., Sr. Sub.
  Notes, 9.25%, 06/01/05               1,000,000      1,005,000
---------------------------------------------------------------
Conseco, Inc., Unsec. Notes,
  6.80%, 06/15/05                      1,600,000      1,494,736
---------------------------------------------------------------
  9.00%, 10/15/06                      1,500,000      1,543,845
---------------------------------------------------------------
Torchmark Corp., Notes, 7.88%,
  05/15/23                             8,000,000      7,150,640
---------------------------------------------------------------
                                                     11,194,221
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.58%

Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 7.20%, 08/15/07        2,200,000      2,059,618
---------------------------------------------------------------
  Notes, 7.00%, 05/15/08               2,000,000      1,839,560
---------------------------------------------------------------
                                                      3,899,178
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.57%

HSBC America Capital Trust II,
  Gtd. Bonds, 8.38%, 05/15/27
  (Acquired 08/12/99; Cost
  $3,162,786)(b)                       3,300,000      3,055,734
---------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Notes, 7.38%, 01/15/07               3,585,000      3,481,035
---------------------------------------------------------------
  Sr. Notes, 8.80%, 03/01/15           1,000,000      1,045,500
---------------------------------------------------------------
  Notes, 8.50%, 08/01/15               2,790,000      2,858,662
---------------------------------------------------------------
                                                     10,440,931
---------------------------------------------------------------

IRON & STEEL-0.31%

Acme Metal Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(f)           3,240,000        664,200
---------------------------------------------------------------
GS Technologies Operating Co.,
  Inc., Sr. Gtd. Notes, 12.00%,
  09/01/04                             3,000,000      1,395,000
---------------------------------------------------------------
                                                      2,059,200
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.29%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  12.00%, 06/15/09                     2,075,000      1,940,125
---------------------------------------------------------------
LODGING-HOTELS-0.49%
John Q. Hammons Hotels, Inc.,
  Sec. First Mortgage Notes,
  9.75%, 10/01/05                      2,000,000      1,850,000
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
LODGING-HOTELS-(CONTINUED)

Stena Line A.B. (Sweden), Sr.
  Unsec. Yankee Notes, 10.63%,
  06/01/08                        $    2,300,000   $  1,391,500
---------------------------------------------------------------
                                                      3,241,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.84%

Caterpillar Inc., Deb., 9.38%,
  08/15/11                             5,000,000      5,628,850
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.28%

Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                     1,500,000      1,267,500
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07         2,310,000        589,050
---------------------------------------------------------------
                                                      1,856,550
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.54%

Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                             1,600,000      1,456,000
---------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                             2,070,000      2,142,450
---------------------------------------------------------------
                                                      3,598,450
---------------------------------------------------------------

METALS MINING-0.86%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd.
  Yankee Notes, 11.00%, 12/01/07       2,500,000      2,487,500
---------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec.
  Yankee Deb., 7.05%, 11/01/05         3,500,000      3,276,805
---------------------------------------------------------------
                                                      5,764,305
---------------------------------------------------------------

NATURAL GAS-2.22%

Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                      4,000,000      3,563,680
---------------------------------------------------------------
Enron Corp., Sr. Sub. Deb.,
  8.25%, 09/15/12                      4,100,000      4,164,616
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                             3,000,000      3,120,870
---------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%,
  07/15/11                             4,000,000      3,934,240
---------------------------------------------------------------
                                                     14,783,406
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.47%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09               3,400,000      3,130,380
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.87%

Anadarko Petroleum Corp., Deb.,
  7.25%, 03/15/25                      5,395,000      5,422,299
---------------------------------------------------------------
ONEOK, Inc., Unsec. Notes,
  7.75%, 08/15/06                      3,500,000      3,464,965
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Talisman Energy Inc. (Canada),
  Yankee Deb., 7.13%, 06/01/07    $    3,750,000   $  3,603,563
---------------------------------------------------------------
                                                     12,490,827
---------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-1.38%

Sunoco, Inc., Deb., 9.00%,
  11/01/24                             4,000,000      4,222,160
---------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                             2,010,000      1,758,750
---------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                             3,400,000      3,205,044
---------------------------------------------------------------
                                                      9,185,954
---------------------------------------------------------------

PERSONAL CARE-0.46%

American Tissue Inc., Sr. Sec.
  Notes, 12.50%, 07/15/06(d)           3,000,000      3,067,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.33%

Polaroid Corp., Sr. Unsec.
  Notes, 11.50%, 02/15/06              2,220,000      2,208,900
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.83%

Hydro-Quebec-Series
  IO (Canada), Gtd. Yankee Bond,
  8.05%, 07/07/24                        610,000        640,146
---------------------------------------------------------------
  B (Canada), Gtd. Medium Term
  Notes, 8.62%, 12/15/11               2,000,000      2,158,840
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20
  (Acquired 04/30/98; Cost
  $2,004,940)(b)                       2,000,000      1,768,774
---------------------------------------------------------------
Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                               992,021        996,981
---------------------------------------------------------------
                                                      5,564,741
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.77%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13       7,100,000      7,738,290
---------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
  7.43%, 10/01/26                      1,000,000        982,210
---------------------------------------------------------------
  Putable Notes, 8.45%, 08/01/34       3,000,000      3,046,740
---------------------------------------------------------------
                                                     11,767,240
---------------------------------------------------------------

RAILROADS-1.92%

CSX Corp., Sr. Unsec. Putable
  Deb.,
  6.95%, 05/01/27                      2,000,000      1,986,980
---------------------------------------------------------------
  7.25%, 05/01/27                      7,000,000      6,870,290
---------------------------------------------------------------
Norfolk Southern Corp., Notes,
  7.05%, 05/01/37                      4,000,000      3,920,920
---------------------------------------------------------------
                                                     12,778,190
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
REAL ESTATE INVESTMENT
  TRUSTS-0.93%

Health Care REIT, Inc.,
  Unsec. Notes, 7.57%, 04/15/00   $    1,400,000   $  1,393,476
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.63%,
    03/15/08                           1,500,000      1,241,985
---------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Deb., 7.35%, 12/01/17                4,000,000      3,530,840
---------------------------------------------------------------
                                                      6,166,301
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.13%

Plainwell Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                             1,710,000        897,750
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.68%

Amazon.com, Inc., Conv. Deb.,
  4.75%, 02/01/09 (Acquired
  01/29/99; Cost $2,507,500)(b)        2,500,000      2,840,625
---------------------------------------------------------------
CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06             715,000        729,300
---------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08              5,190,000      5,021,325
---------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  08/15/08                             2,500,000      2,581,250
---------------------------------------------------------------
                                                     11,172,500
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.40%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07              1,625,000      1,608,750
---------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.38%, 10/15/07              1,255,000      1,060,475
---------------------------------------------------------------
                                                      2,669,225
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.69%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27          2,700,000      2,545,884
---------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%,
  03/15/03                             5,050,000      4,822,801
---------------------------------------------------------------
St. Paul Bancorp, Inc., Sr.
  Unsec. Notes, 7.13%, 02/15/04        1,500,000      1,462,110
---------------------------------------------------------------
Washington Mutual, Inc.,
  Notes, 7.50%, 08/15/06               1,015,000      1,010,199
---------------------------------------------------------------
  Gtd. Bonds, 8.38%, 06/01/27          1,485,000      1,418,947
---------------------------------------------------------------
                                                     11,259,941
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.30%

Hydrochem Industrial Service
  Co.-Series B, Sr. Gtd. Sub.
  Notes, 10.38%, 08/01/07                920,000        793,500
---------------------------------------------------------------
Laidlaw Inc. (Canada),
  Unsec. Yankee Notes, 7.65%,
    05/15/06                           3,000,000      2,787,150
---------------------------------------------------------------
  Unsec. Yankee Deb., 6.70%,
    05/01/08                           4,000,000      3,404,680
---------------------------------------------------------------
  Putable Yankee Deb., 6.72%,
    10/01/27                           2,000,000      1,701,400
---------------------------------------------------------------
                                                      8,686,730
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
SERVICES (EMPLOYMENT)-0.29%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  11.38%, 01/15/08                $    1,980,000   $  1,900,800
---------------------------------------------------------------

SHIPPING-0.35%

Hutchison Delta Finance
  Ltd.-Series REGS (Cayman
  Islands), Conv. Unsec. Notes,
  7.00%, 11/25/01                      2,000,000      2,320,000
---------------------------------------------------------------

SOVEREIGN DEBT-2.17%

Province of Manitoba-Series AZ
  (Canada), Putable Yankee Deb.,
  7.75%, 07/17/16                      5,000,000      5,119,750
---------------------------------------------------------------
Province of Newfoundland
  (Canada), Unsec. Yankee Deb.,
  9.00%, 06/01/19                      1,000,000      1,121,990
---------------------------------------------------------------
Province of Quebec-Series A
  (Canada), Medium Term Putable
  Yankee Notes,
  5.74%, 03/02/26                      3,500,000      3,470,670
---------------------------------------------------------------
  6.29%, 03/06/26                      4,800,000      4,719,552
---------------------------------------------------------------
                                                     14,431,962
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.34%

Loral Space & Communications
  Ltd., Sr. Gtd. Sub. Notes,
  11.25%, 01/15/07(e)                  2,000,000      1,510,000
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Unsec. Notes, 12.00%, 11/01/08       3,375,000      3,796,875
---------------------------------------------------------------
WebLink Wireless, Inc., Sr.
  Disc. Sub. Notes, 11.25%,
  02/01/08(c)                          3,110,000      1,104,050
---------------------------------------------------------------
Worldwide Fiber Inc. (Canada),
  Sr. Notes,
  12.50%, 12/15/05                     1,430,000      1,508,650
---------------------------------------------------------------
  12.00%, 08/01/09(d)                  1,000,000      1,037,500
---------------------------------------------------------------
                                                      8,957,075
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.30%

Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07       3,500,000      3,718,750
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07              1,500,000      1,530,000
---------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                             5,500,000      5,526,400
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc.,
  Sr. Unsec. Notes, 11.25%,
    01/15/09                           3,500,000      3,395,000
---------------------------------------------------------------
  Notes, 12.75%, 10/15/09(d)           1,500,000      1,567,500
---------------------------------------------------------------
RSL Communications PLC (United
  Kingdom), Sr. Unsec. Yankee
  Gtd. Notes, 9.88%, 11/15/09          8,000,000      7,220,000
---------------------------------------------------------------
Sprint Corp., Putable Deb.,
  9.00%, 10/15/19                      3,800,000      4,210,286
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(a)         VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Versatel Telecom International
  N.V. (Netherlands), Sr. Notes,
  13.25%, 05/15/08                $    1,370,000   $  1,465,900
---------------------------------------------------------------
                                                     28,633,836
---------------------------------------------------------------

TELEPHONE-4.41%

Alestra S.A. (Mexico), Sr.
  Notes, 12.63%, 05/15/09(d)           3,000,000      3,030,000
---------------------------------------------------------------
AT&T Canada Inc. (Canada), Sr.
  Unsec. Notes 7.65%, 09/15/06         2,800,000      2,791,387
---------------------------------------------------------------
AT&T Corp.-Liberty Media Group,
  Bonds, 7.88%, 07/15/09
  (Acquired 06/30/99; Cost
  $2,982,120)(b)                       3,000,000      2,991,345
---------------------------------------------------------------
Bell Atlantic Financial
  Services, Inc.- Series REGS,
  Conv. Bonds, 4.25%, 09/15/05         3,700,000      4,653,324
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(c)                          4,000,000      2,157,840
---------------------------------------------------------------
Logix Communications
  Enterprises, Sr. Unsec. Notes,
  12.25%, 06/15/08                     1,000,000        782,500
---------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.38%, 07/15/43                      1,200,000      1,079,448
---------------------------------------------------------------
Telefonos de Mexico S.A.
  (Mexico), Conv. Yankee Notes,
  4.25%, 06/15/04                      3,000,000      3,911,250
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08              5,000,000      4,812,500
---------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes,
  10.70%, 10/01/07                     3,000,000      3,157,500
---------------------------------------------------------------
                                                     29,367,094
---------------------------------------------------------------

TRUCKERS-0.33%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/01/07                     2,180,000      2,180,000
---------------------------------------------------------------

TRUCKS & PARTS-0.75%

North American Van Lines, Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(d)                          5,000,000      5,025,000
---------------------------------------------------------------

WASTE MANAGEMENT-2.65%

Allied Waste North America Inc.,
  Sr. Sub Notes, 10.00%,
  08/01/09(d)                          4,920,000      4,403,400
---------------------------------------------------------------
Browning-Ferris Industries,
  Inc., Deb.,
  9.25%, 05/01/21                      2,570,000      2,325,850
---------------------------------------------------------------
  7.40%, 09/15/35                      1,200,000        870,000
---------------------------------------------------------------
Waste Management, Inc., Sr.
  Unsec. Notes,
  7.13%, 10/01/07                      3,710,000      3,271,997
---------------------------------------------------------------
  7.13%, 12/15/17                      1,335,000      1,046,133
---------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                           6,170,000      5,722,181
---------------------------------------------------------------
                                                     17,639,561
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Corporate
      Bonds & Notes (Cost
      $529,967,761)                                 503,342,650
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(g)         VALUE
NON-U.S. DOLLAR DENOMINATED
  CORPORATE BONDS & NOTES-18.07%

AUSTRALIA-1.05%

New South Wales Treasury
  Corp.-Series 4 (Sovereign
  Debt), Gtd. Notes, 7.00%,
  04/01/04                      AUD      6,900,000 $  4,555,259
---------------------------------------------------------------
State Bank New South
  Wales-Series E (Banks-Major
  Regional), Sr. Unsec. Gtd.
  Medium Term Notes, 8.63%,
  08/20/01                      AUD      3,600,000    2,442,289
---------------------------------------------------------------
                                                      6,997,548
---------------------------------------------------------------

CANADA-4.18%

AT&T Canada Inc. (Telephone),
  Sr. Unsec. Notes, 7.15%,
  09/23/04                      CAD    1,150,000        787,231
---------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08         CAD    2,250,000      1,493,749
---------------------------------------------------------------
Canadian Pacific Ltd.-Series D
  (Manufacturing-Diversified),
  Unsec. Medium Term Notes,
  5.85%, 03/30/09 (Acquired
  3/24/99; Cost $2,149,715(b)   CAD    3,250,000      2,079,725
---------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes,
  11.75%, 08/13/07 (Acquired
  07/31/97-11/04/97; Cost
  $4,341,891)(b)(c)    CAD             8,200,000      4,033,811
---------------------------------------------------------------
  10.40%, 05/15/08(c)           CAD    9,050,000      3,981,674
---------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsub.
  Notes, 6.50%, 12/21/04        NZD    2,150,000      1,064,578
---------------------------------------------------------------
Microcell Telecommunications
  Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.13%,
  10/15/07(c)                   CAD    3,500,000      1,630,811
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Unsec. Deb., 6.60%,
  09/11/07                      CAD    4,150,000      2,721,265
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt),
  Deb. 6.25%, 01/13/04          DEM      790,000        422,570
---------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.25%, 12/03/08               NZD    2,500,000      1,140,705
---------------------------------------------------------------
Province of Quebec (Sovereign
  Debt), Unsec. Notes, 5.13%,
  01/04/09                      EUR      825,000        397,329
---------------------------------------------------------------
Rogers Cablesystems
  (Broadcasting- Television,
  Radio & Cable), Sr. Sec.
  Second Priority Deb., 9.65%,
  01/15/14                      CAD      3,300,000    2,389,316
---------------------------------------------------------------
Teleglobe Canada Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03               CAD      5,000,000      3,547,114
---------------------------------------------------------------
TransCanada Pipelines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09                      CAD      1,750,000      1,496,224
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(g)         VALUE
CANADA-(CONTINUED)

Westcoast Energy Inc.-Series V
  (Natural Gas), Unsec. Deb.,
  6.45%, 12/18/06 (Acquired
  12/03/96; Cost 739,416)(b)    CAD    1,000,000   $    679,166
---------------------------------------------------------------
                                                     27,865,268
---------------------------------------------------------------

CAYMAN ISLANDS-0.51%

Sutton Bridge Financial
  Ltd.-Series REGS (Power
  Producers-Independent), Gtd.
  Eurobonds, 8.63%,
  06/30/22(d)                   GBP    2,000,000      3,393,912
---------------------------------------------------------------

DENMARK-0.85%

Kingdom of Denmark (Sovereign
  Debt), Bonds, 5.00%,
  08/15/05                      DKK   42,500,000      5,672,111
---------------------------------------------------------------

GERMANY-0.49%

Landesbank Baden-Wuerttemberg
  (Banks- Major Regional), Sr.
  Unsec. Unsub. Medium Term
  Notes, 6.25%, 12/15/04        AUD    2,400,000      1,504,420
---------------------------------------------------------------
Treuhandanstalt (Sovereign
  Debt), Gtd. Notes, 6.00%,
  11/12/03          EUR                1,695,000      1,777,422
---------------------------------------------------------------
                                                      3,281,842
---------------------------------------------------------------

GREECE-0.72%

Hellenic Republic (Sovereign
  Debt), Bonds, 6.60%,
  01/15/04                      GRD 1,570,000,000     4,816,376
---------------------------------------------------------------

LUXEMBOURG-0.64%

PTC International Finance II
  S.A. (Telephone), Sr. Sub.
  Gtd. Notes, 11.25%, 12/01/09
  (Acquired 11/16/99; Cost
 $4,145,603)(b)                 EUR    4,100,000      4,250,238
---------------------------------------------------------------

NETHERLANDS-3.18%

Dresdner Finance B.V.-Series 11
  (Banks- Major Regional),
  Floating Rate Gtd. Notes,
  3.53%, 07/30/03(h)            EUR    4,700,000      4,720,405
---------------------------------------------------------------
Hypovereins Finance N.V.-Series
  E (Banks- Major Regional),
  Gtd. Medium Term Notes, 6.00%,
  03/12/07                      DEM    1,485,000        766,182
---------------------------------------------------------------
KPNQwest N.V.-Series REGS
  (Telecommunications-Long
  Distance), Sr. Unsec. Notes,
  7.13%, 06/01/09               EUR    4,325,000      4,336,995
---------------------------------------------------------------
Mannesmann Finance B.V.
  (Machinery- Diversified),
  Conv. Bonds, 1.00%,
    10/13/04                    EUR    2,000,000      2,463,286
---------------------------------------------------------------
  Gtd. Unsec. Unsub. Notes,
  4.75%, 05/27/09               EUR    1,890,000      1,677,251
---------------------------------------------------------------
SPT Telecom A.S.
  (Telecommunications-Long
  Distance), Gtd. Unsec. Unsub.
  Notes, 5.13%, 05/07/03        DEM    2,750,000      1,402,567
---------------------------------------------------------------
Tecnost International Finance
  N.V.-Series E (Telephone),
  Medium Term Gtd. Notes, 6.13%,
  07/30/09                      EUR    2,050,000      1,986,830
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(g)         VALUE
NETHERLANDS-(CONTINUED)

Tele1 Europe
  (Telecommunications-Long
  Distance), Sr. Notes, 11.88%,
  12/01/09 (Acquired 12/08/99;
  Cost $3,834,750)(b)        EUR       3,750,000   $  3,811,929
---------------------------------------------------------------
                                                     21,165,445
---------------------------------------------------------------

NEW ZEALAND-1.10%

Inter-American Development Bank
  (Banks- Money Center), Unsec.
  Bonds, 5.75%, 04/15/04     NZD       4,750,000      2,310,718
---------------------------------------------------------------
New Zealand Government-Series
  302 (Sovereign Debt), Bonds,
  10.00%, 03/15/02           NZD       4,575,000      2,551,735
---------------------------------------------------------------
  404 (Sovereign Debt), Bonds,
  8.00%, 04/15/04            NZD       4,580,000      2,472,597
---------------------------------------------------------------
                                                      7,335,050
---------------------------------------------------------------

SWEDEN-1.19%

Stadshypotek A.B.-Series 1562
  (Banks- Regional), Bonds,
  3.50%, 09/15/04 SEK                 47,000,000      4,967,578
---------------------------------------------------------------
Swedish Government-Series 1035
  (Sovereign Debt), Bonds,
  6.00%, 02/09/05            SEK      24,800,000      2,983,912
---------------------------------------------------------------
                                                      7,951,490
---------------------------------------------------------------

UNITED KINGDOM-3.80%

Airtours PLC
  (Services-Commercial &
  Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost
 $3,091,887)(b)              GBP       1,869,000      3,040,508
---------------------------------------------------------------
Jazztel PLC
  (Telecommunications-Cellular/
  Wireless), Sr. Notes, 13.25%,
  12/15/09 (Acquired 12/09/99;
  Cost $2,319,212)(b)        EUR       2,260,000      2,288,225
---------------------------------------------------------------
Lloyds Bank PLC-Series E
  (Banks-Major Regional), Medium
  Term Sub. Notes, 5.25%,
  07/14/08                   DEM       6,400,000      3,129,515
---------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series
  E (Investment
  Banking/Brokerage), Sr. Unsec.
  Unsub. Medium Term Notes,
  7.38%, 12/17/07            GBP       1,770,000      2,897,880
---------------------------------------------------------------
National Power PLC (Electric
  Companies), Sr. Unsec. Unsub.
  Bonds, 8.00%, 02/21/07     AUD       5,000,000      3,245,777
---------------------------------------------------------------
National Westminster Bank
  PLC-Series E (Banks-Money
  Center), Unsec. Unsub. Medium
  Term Bonds, 5.13%,
  06/30/11                   EUR       1,550,000      1,398,391
---------------------------------------------------------------
Scotia Holdings PLC-Series REGS
  (Health Care-Drugs-Generic &
  Other), Conv. Unsec. Unsub.
  Notes, 8.50%, 03/26/02     GBP       1,000,000      1,243,821
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(g)         VALUE
UNITED KINGDOM-(CONTINUED)

TeleWest Communications PLC
  (Broadcasting-Television,
  Radio & Cable), Sr. Unsec.
  Conv. Notes, 5.25%,
  02/19/07                      GBP    2,530,000   $  4,683,190
---------------------------------------------------------------
Union Bank of Switzerland London
  (Banks-Major Regional), Unsec.
  Sub. Notes, 8.00%, 01/08/07GBP       2,000,000      3,385,248
---------------------------------------------------------------
                                                     25,312,555
---------------------------------------------------------------

UNITED STATES OF AMERICA-0.36%

General Electric Capital
  Corp.-Series E
  (Financial-Diversified), Sr.
  Unsec. Unsub. Medium Term
  Notes, 6.00%, 07/27/01        GBP    1,500,000      2,383,794
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Corporate
      Bonds & Notes (Cost
      $125,392,735)                                 120,425,629
---------------------------------------------------------------

                                      SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-1.98%

BANKS (REGIONAL)-0.94%

First Republic Capital
  Corp.-Series A-Pfd. (Acquired
  05/26/99; Cost $3,500,000)(b)            3,500      3,220,000
---------------------------------------------------------------
Westpac Banking Corp., STRYPES
  Trust- $3.135 Conv. Pfd                 95,000      3,045,937
---------------------------------------------------------------
                                                      6,265,937
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.00%

Knology Inc.-Wts., expiring
  10/22/07 (Acquired 03/12/98;
  Cost $0)(b)(i)                           4,100         11,275
---------------------------------------------------------------
Wireless One, Inc.-Wts.,
  expiring 10/19/00(i)                     2,670              0
---------------------------------------------------------------
                                                         11,275
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.35%

Microsoft Corp.(j)                        20,291      2,368,974
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(i)                     3,630          3,630
---------------------------------------------------------------

FOODS-0.13%

Ralston Purina Group.-$4.34
  Conv. Pfd.                              23,000        840,937
---------------------------------------------------------------

IRON & STEEL-0.00%

Gulf States Steel, Inc.-Wts.,
  expiring 04/15/03(i)                     1,650             17
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.44%

Cendant Corp.-$3.75 Conv. PRIDES          78,000      2,915,250
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.04%

Clearnet Communications
  Inc.-Class A-ADR (Canada)(j)             5,874   $    201,919
---------------------------------------------------------------
Loral Space & Communications
  Ltd.(j)                                  2,059         50,059
---------------------------------------------------------------
                                                        251,978
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.08%

Versatel Telecom International
  N.V.-Wts. (Netherlands),
  expiring 05/15/08 (Acquired
  05/20/98; Cost $0)(b)(i)                 1,370        548,343
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $12,869,080)                                   13,206,341
---------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-1.52%

U.S. TREASURY NOTES-1.52%

  5.50%, 08/31/01                 $    5,000,000      4,944,400
---------------------------------------------------------------
  7.25%, 08/15/04                      5,000,000      5,157,000
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $10,165,234)                                   10,101,400
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MONEY MARKET FUNDS-1.01%

STIC Liquid Assets Portfolio(k)        3,358,998   $  3,358,998
---------------------------------------------------------------
STIC Prime Portfolio(k)                3,358,998      3,358,998
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $6,717,996)                               6,717,996
---------------------------------------------------------------
TOTAL INVESTMENTS-98.12% (Cost
  $685,112,806)                                     653,794,016
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.88%                                  12,535,304
---------------------------------------------------------------
NET ASSETS-100.00%                                 $666,329,320
===============================================================

Abbreviations:

ADR     - America Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
DKK     - Danish Krone
EUR     - Euro
GBP     - British Pound Sterling
GRD     - Greek Drachma
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
PRIDES  - Preferred Redeemable Increased Dividend Equity Security
REIT    - Real Estate Investment Trusts
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (g).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/99 was $56,480,633 which represents 8.48% of the Fund's net assets.
(c) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(e) Consists of more than one class of securities traded together as a unit. In addition to the debt obligations listed, each unit contains warrants that enable the holder to purchase common stock in the issuer at a predetermined price per share of common stock.
(f) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(g) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(h) The coupon rate shown on floating rate note represents rate at the period end.
(i) Non-income producing security.
(j) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(k) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $685,112,806)                              $653,794,016
---------------------------------------------------------
Receivables for:
  Investments sold                              2,276,457
---------------------------------------------------------
  Foreign currency contracts closed                73,961
---------------------------------------------------------
  Fund shares sold                              1,531,743
---------------------------------------------------------
  Interest and dividends                       13,711,495
---------------------------------------------------------
  Foreign currency contracts outstanding          428,336
---------------------------------------------------------
Investment for deferred compensation plan          77,326
---------------------------------------------------------
Other assets                                       33,285
---------------------------------------------------------
    Total assets                              671,926,619
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,067,402
---------------------------------------------------------
  Fund shares reacquired                        1,966,181
---------------------------------------------------------
  Dividends                                       746,263
---------------------------------------------------------
  Deferred compensation plan                       77,326
---------------------------------------------------------
  Foreign currency contracts closed                10,560
---------------------------------------------------------
  Foreign currency contracts outstanding           79,121
---------------------------------------------------------
  Amount due to Custodian                         686,784
---------------------------------------------------------
Accrued advisory fees                             237,999
---------------------------------------------------------
Accrued distribution fees                         570,288
---------------------------------------------------------
Accrued transfer agent fees                        56,990
---------------------------------------------------------
Accrued operating expenses                         98,385
---------------------------------------------------------
    Total liabilities                           5,597,299
---------------------------------------------------------
Net assets applicable to shares outstanding  $666,329,320
=========================================================

NET ASSETS:

Class A                                      $393,414,414
=========================================================
Class B                                      $244,713,091
=========================================================
Class C                                      $ 28,201,815
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        51,834,716
=========================================================
Class B                                        32,269,196
=========================================================
Class C                                         3,725,195
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       7.59
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.59 divided
       by 95.25%)                            $       7.97
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       7.58
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       7.57
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:

Interest                                     $ 52,455,832
---------------------------------------------------------
Dividends (net of $1,419 foreign
  withholding tax)                              1,024,078
---------------------------------------------------------
    Total investment income                    53,479,910
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,785,338
---------------------------------------------------------
Administrative services fees                      111,839
---------------------------------------------------------
Custodian fees                                    102,279
---------------------------------------------------------
Trustees' fees                                     10,727
---------------------------------------------------------
Distribution fees -- Class A                    1,006,620
---------------------------------------------------------
Distribution fees -- Class B                    2,401,345
---------------------------------------------------------
Distribution fees -- Class C                      244,571
---------------------------------------------------------
Transfer agent fees -- Class A                    649,179
---------------------------------------------------------
Transfer agent fees -- Class B                    405,725
---------------------------------------------------------
Transfer agent fees -- Class C                     41,321
---------------------------------------------------------
Other                                             306,728
---------------------------------------------------------
    Total expenses                              8,065,672
---------------------------------------------------------
Less: Expenses paid indirectly                    (12,978)
---------------------------------------------------------
    Net expenses                                8,052,694
---------------------------------------------------------
Net investment income                          45,427,216
=========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (21,513,111)
---------------------------------------------------------
  Foreign currencies                             (246,991)
---------------------------------------------------------
  Foreign currency contracts                    1,947,070
---------------------------------------------------------
  Futures contracts                               (76,650)
---------------------------------------------------------
                                              (19,889,682)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       (47,772,599)
---------------------------------------------------------
  Foreign currencies                               (1,694)
---------------------------------------------------------
  Foreign currency contracts                      (36,322)
---------------------------------------------------------
                                              (47,810,615)
---------------------------------------------------------
  Net gain (loss) from investment
    securities, foreign currencies, foreign
    currency contracts and futures
    contracts                                 (67,700,297)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(22,273,081)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 45,427,216    $ 35,484,095
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                          (19,889,682)     (2,670,536)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                         (47,810,615)     (8,393,729)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (22,273,081)     24,419,830
------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                      (27,905,932)    (24,056,371)
------------------------------------------------------------------------------------------
  Class B                                                      (14,665,005)     (9,376,348)
------------------------------------------------------------------------------------------
  Class C                                                       (1,497,538)       (561,222)
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --      (2,510,957)
------------------------------------------------------------------------------------------
  Class B                                                               --      (1,354,867)
------------------------------------------------------------------------------------------
  Class C                                                               --        (120,997)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       33,756,872      67,975,662
------------------------------------------------------------------------------------------
  Class B                                                       49,567,754      97,469,590
------------------------------------------------------------------------------------------
  Class C                                                       11,280,738      17,151,361
------------------------------------------------------------------------------------------
    Net increase in net assets                                  28,263,808     169,035,681
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          638,065,512     469,029,831
------------------------------------------------------------------------------------------
  End of period                                               $666,329,320    $638,065,512
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $719,086,161    $624,536,057
------------------------------------------------------------------------------------------
  Undistributed net investment income                           (1,347,825)         68,804
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            (20,443,436)     (3,384,384)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (30,965,580)     16,845,035
------------------------------------------------------------------------------------------
                                                              $666,329,320    $638,065,512
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed-rate corporate debt and U.S. Government obligations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $2,775,370, undistributed net realized gains increased by $2,830,630 and paid-in capital decreased by $55,260 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,159,499 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
    Outstanding foreign currency contracts at December 31, 1999 were as follows:

                                              CONTRACT TO                          UNREALIZED
           SETTLEMENT                   ------------------------                  APPRECIATION
              DATE           CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
      ---------------------  --------   ----------   -----------   -----------   --------------
      01/24/00                 SEK      66,000,000   $ 8,134,891   $ 7,768,745      $366,146
      ---------------------  --------   ----------   -----------   -----------   --------------
      02/04/00                 CAD       1,500,000     1,023,053     1,040,168       (17,115)
      ---------------------  --------   ----------   -----------   -----------   --------------
      02/28/00                 EUR       1,000,000     1,038,500     1,011,046        27,454
      ---------------------  --------   ----------   -----------   -----------   --------------
      02/28/00                 GBP       4,500,000     7,301,250     7,266,514        34,736
      ---------------------  --------   ----------   -----------   -----------   --------------
      02/28/00                 NZD       5,500,000     2,814,460     2,876,466       (62,006)
      ---------------------  --------   ----------   -----------   -----------   --------------
                                        78,500,000   $20,312,154   $19,962,939      $349,215
      =====================  ========   ==========   ===========   ===========   ==============

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
I. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $111,839 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $668,106 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,006,620, $2,401,345 and $244,571, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $358,051 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $48,455 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $4,426 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $7,504 and $5,474, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $12,978 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $602,560,607 and $501,931,451, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $  8,639,591
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (40,003,123)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(31,363,532)
=========================================================

Cost of investments for tax purposes is $685,157,548.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                      19,309,632   $ 154,855,498    18,358,462   $ 156,866,536
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      14,308,868     114,665,985    15,156,529     128,945,810
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,744,473      21,843,332     2,530,069      21,507,916
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       2,892,178      22,930,219     2,575,274      21,978,433
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,404,212      11,107,962       956,975       8,134,643
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         150,804       1,188,183        65,508         553,356
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (18,052,165)   (144,028,845)  (12,996,807)   (110,869,307)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,612,004)    (76,206,193)   (4,664,899)    (39,610,863)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,483,247)    (11,750,777)     (581,112)     (4,909,911)
-----------------------------------------------------------------------------------------------------------------------
                                                               11,662,751   $  94,605,364    21,399,999   $ 182,596,613
=======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999; and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                               ----------------------------------------------------
                                                                 1999       1998       1997       1996       1995
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $   8.38   $   8.57   $   8.24   $   8.17   $   7.20
------------------------------------------------------------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                                             0.57       0.57       0.55       0.57       0.58
------------------------------------------------------------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                    (0.81)     (0.16)      0.39       0.09       1.00
------------------------------------------------------------   --------   --------   --------   --------   --------
   Total from investment operations                               (0.24)      0.41       0.94       0.66       1.58
------------------------------------------------------------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                             (0.55)     (0.55)     (0.52)     (0.59)     (0.61)
------------------------------------------------------------   --------   --------   --------   --------   --------
 Distributions from net realized gains                               --      (0.05)     (0.09)        --         --
------------------------------------------------------------   --------   --------   --------   --------   --------
   Total distributions                                            (0.55)     (0.60)     (0.61)     (0.59)     (0.61)
------------------------------------------------------------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $   7.59   $   8.38   $   8.57   $   8.24   $   8.17
============================================================   ========   ========   ========   ========   ========
Total return(a)                                                   (2.92)%     4.94%     11.92%      8.58%     22.77%
============================================================   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $393,414   $399,701   $340,608   $286,183   $251,280
============================================================   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            0.91%(b)   0.91%      0.94%      0.98%      0.98%
============================================================   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               7.11%(b)   6.69%      6.55%      7.13%      7.52%
============================================================   ========   ========   ========   ========   ========
Portfolio turnover rate                                              78%        41%        54%        80%       227%
============================================================   ========   ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $402,647,801.

                                                                   CLASS B                                    CLASS C
                                              ---------------------------------------------------   ---------------------------
                                                1999        1998       1997      1996      1995      1999      1998      1997
                                              --------    --------   --------   -------   -------   -------   -------   -------
Net asset value, beginning of period          $   8.37    $   8.55   $   8.23   $  8.15   $  7.18   $  8.36   $  8.54   $  8.38
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
Income from investment operations:
 Net investment income                            0.50        0.50       0.48      0.50      0.53      0.50      0.50      0.19
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
 Net gains (losses) on securities (both
   realized and unrealized)                      (0.80)      (0.15)      0.38      0.11      0.98     (0.80)    (0.15)     0.22
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
   Total from investment operations              (0.30)       0.35       0.86      0.61      1.51     (0.30)     0.35      0.41
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
Less distributions:
 Dividends from net investment income            (0.49)      (0.48)     (0.45)    (0.53)    (0.54)    (0.49)    (0.48)    (0.16)
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
 Distributions from net realized gains              --       (0.05)     (0.09)       --        --        --     (0.05)    (0.09)
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
   Total distributions                           (0.49)      (0.53)     (0.54)    (0.53)    (0.54)    (0.49)    (0.53)    (0.25)
--------------------------------------------- --------    --------   --------   -------   -------   -------   -------   -------
Net asset value, end of period                $   7.58    $   8.37   $   8.55   $  8.23   $  8.15   $  7.57   $  8.36   $  8.54
============================================= ========    ========   ========   =======   =======   =======   =======   =======
Total return(a)                                  (3.72)%      4.20%     10.89%     7.87%    21.72%    (3.71)%    4.21%     4.96%
============================================= ========    ========   ========   =======   =======   =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $244,713    $219,033   $125,871   $85,343   $44,304   $28,202   $19,332   $ 2,552
============================================= ========    ========   ========   =======   =======   =======   =======   =======
Ratio of expenses to average net assets           1.66%(b)    1.66%      1.69%     1.80%     1.79%     1.66%(b)  1.66%     1.69%(c)
============================================= ========    ========   ========   =======   =======   =======   =======   =======
Ratio of net investment income to average net
 assets                                           6.36%(b)    5.94%      5.80%     6.30%     6.71%     6.36%(b)  5.94%     5.80%(c)
============================================= ========    ========   ========   =======   =======   =======   =======   =======
Portfolio turnover rate                             78%         41%        54%       80%      227%       78%       41%       54%
============================================= ========    ========   ========   =======   =======   =======   =======   =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $240,134,478 and $24,457,067 for Class B and Class C, respectively.
(c) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Income Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                              OFFICERS                              OFFICE OF THE FUND

Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         TRANSFER AGENT
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer          A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                             Robert G. Alley                       Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President
Formerly Vice Chairman, President                                                    CUSTODIAN
and Chief Operating Officer,                   Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and       Vice President                        State Street Bank and Trust Company
President, Mercantile Bankshares                                                     225 Franklin Street
                                               Melville B. Cox                       Boston, MA 02110
Jack Fields                                    Vice President
Chief Executive Officer                                                              COUNSEL TO THE FUND
Texana Global, Inc.;                           Karen Dunn Kelley
Formerly Member                                Vice President                        Ballard Spahr
of the U.S. House of Representatives                                                 Andrews & Ingersoll, LLP
                                               Edgar M. Larsen                       1735 Market Street
Carl Frischling                                Vice President                        Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP          Mary J. Benson                        COUNSEL TO THE TRUSTEES
                                               Assistant Vice President and
Robert H. Graham                               Assistant Treasurer                   Kramer, Levin, Naftalis & Frankel
President and Chief Executive Officer                                                919 Third Avenue
A I M Management Group Inc.                    Sheri Morris                          New York, NY 10022
                                               Assistant Vice President and
Prema Mathai-Davis                             Assistant Treasurer                   DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                               Renee A. Friedli                      A I M Distributors, Inc.
Lewis F. Pennock                               Assistant Secretary                   11 Greenway Plaza
Attorney                                                                             Suite 100
                                               P. Michelle Grace                     Houston, TX 77046
Louis S. Sklar                                 Assistant Secretary
Executive Vice President                                                             AUDITORS
Hines Interests                                Nancy L. Martin
Limited Partnership                            Assistant Secretary                   KPMG LLP
                                                                                     700 Louisiana
                                               Ofelia M. Mayo                        Houston, TX 77002
                                               Assistant Secretary

                                               Lisa A. Moss
                                               Assistant Secretary

                                               Kathleen J. Pflueger
                                               Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary


(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Income Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.552, $0.486, and $0.486 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts 1.89% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid, 0.80% was derived from U.S. Treasury obligations.

                      ------------------------------------

                                  OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                             YIELD AND TOTAL RETURN

                                ON ALL AIM FUNDS

                                 24 HOURS A DAY.

                      ------------------------------------

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o   AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general
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    youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.





                                 AIM INCOME FUND

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Money Market Fund                   leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Capital Development Fund                                                     $160 billion in assets for more than
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS              6.6 million shareholders, including
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund    individual investors, corporate clients
AIM Large Cap Growth Fund                AIM Asian Growth Fund                   and financial institutions, as of
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund             December 31, 1999.
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)                 The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund           AIM European Development Fund           Trademark-- is distributed nationwide,
AIM Select Growth Fund                   AIM International Equity Fund           and AIM today is the eighth-largest
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                   mutual fund complex in the United States
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund          in assets under management, according
AIM Value Fund                           AIM New Pacific Growth Fund             to Strategic Insight, an independent
AIM Weingarten Fund                                                              mutual fund monitor.

GROWTH & INCOME FUNDS                    GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                    AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund         AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                     AIM Global Growth & Income Fund
AIM Charter Fund                         AIM Global Utilities Fund

INCOME FUNDS                             GLOBAL INCOME FUNDS
AIM Floating Rate Fund                   AIM Emerging Markets Debt Fund
AIM High Yield Fund                      AIM Global Government Income Fund
AIM High Yield Fund II                   AIM Global Income Fund
AIM Income Fund                          AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund       THEME FUNDS
                                         AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Financial Services Fund
AIM High Income Municipal Fund           AIM Global Health Care Fund
AIM Municipal Bond Fund                  AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Resources Fund
AIM Tax-Free Intermediate Fund           AIM Global Telecommunications and Technology Fund(5)
                                         AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM~Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

AIM Distributors, Inc.                                                  INC-AR-1